UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                                DATIGEN.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Utah                   0-26027                87-0626333
         ---------                -------                ----------
(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         File Number)           Identification No.)

                                207 Piaget Avenue
                            Clifton, New Jersey 07011
                            -------------------------
                    (Address of principal executive offices)

                                  973-340-6000
                                  ------------
              (Registrant's telephone number, including area code)

                                    ---------
          (Former name or former address, if changed since last report)

Section 4.  Matters Related to Accountants and Financial Statements
Item 4.01.  Changes in Registrant's Certifying Accountant.

On May 18, 2005, Datigen.com, Inc. (the "Registrant") engaged Chisholm, Bierwolf & Nilson (the "New Accountant"), having an address at P.O. Box 540216, North Salt Lake, Utah 84054-0216, as its new principal independent accountants, following the resignation of the Registrant's prior principal independent accountants, Squire & Company (the "Former Accountant"), which occurred on May 18, 2005. The decision to change accountants was recommended and approved by the Registrant's Board of Directors.

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during Registrant's two most recent fiscal years and through May 18, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. No "reportable events" (as defined in 17 C.F.R. 229.304(a)(1)(v)) occurred within the Registrant's two most recent fiscal years nor through May 18, 2005.

As of May 18, 2005, the New Accountant was engaged by the Registrant as its principal independent accountants. The appointment of the New Accountant was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and through May 18 2005, the Registrant did not consult the New Accountant regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in 17 C.F.R. 304(a)(1)(iv) and the related instructions) or a "reportable event" (as defined in 17 C.F.R. 304(a)(1)(v)).

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Accountant addressed to the SEC dated May 18, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Information.                 Not applicable

     (b) Pro forma financial information.       Not applicable

     (c) Exhibits

         Exhibit 16.1 Letter from Squire & Company, to the Securities and Exchange Commission, dated May 18, 2005, on the change in the certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Datigen.com, Inc.
                                              (Registrant)

                                              By: /s/ Jerome Chaney
                                                 ---------------------
                                              Jerome Chaney, President

Date:  May 18, 2005